Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of
	December 31,	December 31,
	2023	2024
	RMB	RMB	US$
Land	-	912,927	127,000
Buildings	-	13,744,221	1,912,000
Motor vehicles	1,485,841	1,485,841	206,700
Electronic equipment	2,033,203	2,116,562	294,441
Machinery	1,139,270	1,238,050	172,229
Other equipment	1,413,753	1,472,880	204,897
Construction in progress*	655,987	-	-
Subtotal	6,728,054	20,970,481	2,917,267
Less: accumulated depreciation	(3,200,069)	(3,564,579)	(495,879)
	3,527,985	17,405,902	2,421,388
Less: impairment charges	(2,404,009)	(1,748,022)	(243,173)
Property and equipment, net	1,123,976	15,657,880	2,178,215

*	Construction in progress was fully impaired for the year ended December 31, 2023 and written off for the year ended December 31, 2024.

Depreciation expense was RMB685,714, RMB881,076 and RMB538,528 (US$74,916) for the years ended December 31, 2022, 2023 and 2024, respectively.

On October 25, 2024, the Group acquired a 95% equity interest in Yukon Flooring Bellaire LLC (“Yukon”), which owns a 28,320 sq.ft. warehouse and the related land located in Houston, Texas. The Group issued 2,219,828 Class A ordinary shares as consideration for the acquisition. Since the only assets of Yukon is the warehouse and the land, therefore, substantially all of the fair value concentrated in this group of assets. In addition, it does not have any employees or operations other than the ownership of the properties, the acquisition is considered an asset acquisition. The Group recorded the fair value of the asset as its initial carry amount. The fair value of the assets determined by a third party appraiser is RMB14,657,148 (US$2,039,000) at the date of the acquisition.

The Group identifies its property and equipment into two assets groups based on their location: US and PRC since they are independent to each other in terms of revenue generation and cash flows. During the year ended December 31, 2024, there was no impairment indicator for US assets group since they were evaluated closed to year end of 2024. However, there was a triggering event of negative operating cash flows and operating losses in PRC asset group level that indicated the carrying amounts of the Group’s long-lived assets may not be recoverable. In accordance with ASC 360, with regard to the long-lived assets, the Group performed an undiscounted cash flow analysis and concluded that the carrying value of the asset group was recoverable. No impairment charges was recorded for the year ended December 31, 2024 based on the management’s assessment. For the year ended December 31, 2023, the Group recognized an impairment charge within operating expenses of RMB2.4 million against the property and equipment by the amount by which the carrying value of the asset group’s long-lived assets exceeded their estimated fair value. Key assumptions utilized in the determination of far value include expected future cash flows and working capital requirements. While the Group believe the expectations and assumptions about the future are reasonable, they are inherently uncertain.